UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report: November 15, 2012

(Date of earliest event reported)

eGAIN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35314	77-0466366
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

1252 Borregas Avenue, Sunnyvale, California 94089

(Address of principal executive offices, including zip code)

(408) 636-4500

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of eGain Communications Corporation (the “Company”), held on November 9, 2012, the following actions were taken:

1.	The following Directors were elected:

	For	Withheld	Broker Non-Votes
Ashutosh Roy	14,269,383	30,133	7,112,006
Gunjan Sinha	14,176,305	123,211	7,112,006
Mark A. Wolfson	14,244,437	55,079	7,112,006
David S. Scott	14,244,437	55,079	7,112,006
Phiroz P. Darukhanavala	14,137,081	162,435	7,112,006

2.	The amendment to eGain Communications Corporation’s Certificate of Incorporation to change the name of the Company to “eGain Corporation,” was approved.

For	Against	Abstain
21,410,268	677	577

3.	The ratification of the appointment of Burr Pilger Mayer, Inc., as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013, was approved.

For	Against	Abstain
21,349,569	767	61,186

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 15, 2011	eGAIN COMMUNICATIONS CORPORATION

	By:	/s/ Eric N. Smit
Eric N. Smit Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)